UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2023

MERUS N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-37773	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yalelaan 62
3584 CM Utrecht
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 85 016 2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, €0.09 nominal value per share	MRUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On January 9, 2023, Merus N.V. (the “Company”) posted an updated corporate slide presentation in the “Investors and Media” portion of its website at www.merus.nl providing updates including, among other things, that: (i) as of September 30, 2022, the Company had $372.9 million in cash and cash equivalents, which after undergoing the Company’s 2023 budgeting process and based on the Company’s current operating plan, the Company’s existing cash, cash equivalents and marketable securities are expected to fund the Company’s operations into the second half of 2025; (ii) the Company has initiated a cohort evaluating zenocutuzumab (“Zeno”) in patients with castration resistant prostate cancer (“CRPC”); and (iii) the Company reports updated planned milestones including a clinical update planned for the phase 1/2 eNRGy trial of Zeno in NRG1 fusion (“NRG1+”) cancer in 2023, an update on the potential registrational path and timeline of Zeno in NRG1+ cancer planned for the first half of 2023, an initial clinical data update on Zeno in patients with CRPC planned for the second half of 2023, a planned update on petosemtamab in previously treated head and neck squamous cell carcinoma and gastric esophageal cancer in the first half of 2023, a planned regulatory path and program update for petosemtamab in the first half of 2023 (correcting the Company’s press release dated as of January 8, 2023, which indicated this update was expected to occur in the second half of 2023), and a planned initial clinical data update for the expansion cohorts of MCLA-129 and development strategy update for MCLA-129 in the second half of 2023. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. All statements other than statements of historical fact contained in this Current Report, including without limitation statements regarding our plans to develop and commercialize our product candidates, the timing of our ongoing or planned clinical trials or updates concerning such trials, the timing of and our ability to obtain and maintain regulatory approvals, the clinical utility and commercial potential of our product candidates, our commercialization, marketing and manufacturing capabilities and strategy, our expectations surrounding our collaborations, our expectations about the willingness of healthcare professionals to use our product candidates, the sufficiency of our cash, cash equivalents and investments to fund our operations, and the plans and objectives of management for future operations and capital expenditures are forward-looking statements.

The forward-looking statements in this Current Report are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of known and unknown risks, uncertainties, assumptions and other important factors, including those discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the Securities and Exchange Commission, or SEC, on November 3, 2022, and our other reports filed with the SEC, which could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Merus N.V. Corporate Slide Presentation as of January 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERUS N.V.

Date: January 9, 2023	By:	/s/ Sven A. Lundberg
	Name:	Sven (Bill) Ante Lundberg
	Title:	President, Chief Executive Officer and Principal Financial Officer